UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 28, 2006

Date of Report (date of earliest event reported)

FOXHOLLOW TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50998	94-3252085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Bay Road

Redwood City, California 94063-2469

(Address of principal executive offices)

(650) 421-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 28, 2006, Myrtle Potter, one of our Class III directors, was appointed by our Board of Directors as a member of its Audit Committee, resulting in an Audit Committee comprised of Ms. Potter, Jeffrey Child and Sanford Fitch. Ms. Potter replaces Ryan Drant, a former director and member of each of our Audit, Compensation, and Nominating and Corporate Governance Committees.

In addition, as permitted by our Bylaws, our Board of Directors reduced the authorized number of directors from seven (7) to five (5) effective as of June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXHOLLOW TECHNOLOGIES, INC.

Date: June 30, 2006	By:	/s/ Matthew B. Ferguson
Matthew B. Ferguson
Chief Financial Officer